UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

Inhibrx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39452	82-4257312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 N. Torrey Pines Road, Suite 200

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

(858) 795-4220

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	INBX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 26, 2024, Inhibrx, Inc., a Delaware corporation (“Inhibrx” or the “Company”), filed a Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) in connection with the Agreement and Plan of Merger,  dated as of January 22, 2024 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Aventis Inc., a Pennsylvania corporation and a wholly owned indirect subsidiary of Sanofi (“Parent”), Art Acquisition Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), and the Company, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly owned subsidiary of Parent. In connection with the Merger Agreement, the Company and Inhibrx Biosciences, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“SpinCo”) entered into a Separation and Distribution Agreement, dated as of January 22, 2024 (as it may be amended, supplemented or otherwise modified from time to time, the “Distribution Agreement”), pursuant to which the Company will distribute 92% of the shares of common stock of SpinCo, to holders of shares of the Company’s common stock on a pro rata basis (the “Spin-Off”). The special meeting of the Company’s shareholders (the “Special Meeting”) to act on the proposal to adopt the Merger Agreement, Distribution Agreement and certain other proposals, in each case as disclosed in the Proxy Statement, will be held virtually on May 24, 2024, at 10:00 a.m., Pacific Time.

Since the filing of the Company’s preliminary proxy statement (the “Preliminary Proxy Statement”) with the SEC on February 29, 2024, several purported shareholders of the Company have sent demand letters generally alleging that the Preliminary Proxy Statement and/or Proxy Statement omitted material information that rendered it false and misleading or otherwise had disclosure deficiencies in violation of federal securities laws. The demand letters demand corrective disclosure to the Proxy Statement.

In addition, on May 9, 2024, two separate complaints with nearly identical claims were filed in the Supreme Court of the State of New York, County of New York against the Company and its directors by (i) a purported stockholder under the action captioned John Marino v. Inhibrx Inc., et al., Case No. 652397/2024 (the “Marino Complaint”) and (ii) another purported stockholder under the caption Anthony Malone v. Inhibrx Inc., et al., Case No. 652402/2024 (the “Malone Complaint”, together with the Marino Complaint, the “Complaints”). The Complaints allege that the Proxy Statement omitted certain purportedly material information regarding, among other things, the background of the Merger, the Company’s financial projections, and Centerview Partners LLC’s (“Centerview”) financial analyses in violation of New York common law. The Complaints assert three claims: (1) a claim for breach of fiduciary duty against the Company’s directors; (2) a claim against the Company for aiding and abetting the directors’ asserted breaches of fiduciary duties; and (3) a claim against both the Company and its directors for breach of fiduciary duty.

The plaintiffs in the Complaints seek, among other things, an injunction enjoining consummation of the Merger and the Spin-Off, and damages from the members of the Board of Directors resulting from the alleged violations of their fiduciary duties.

The Company believes that the claims asserted in the demand letters and in the Complaints are without any merit and that no supplemental disclosure is required under applicable laws. However, in order to reduce the risk of the Complaints or demand letters delaying or adversely affecting the transactions contemplated by the Merger Agreement and Distribution Agreement and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing whatsoever, the Company has determined to voluntarily supplement the Proxy Statement by providing the additional information presented below in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein. To the contrary, the Company specifically takes the position that no further disclosure of any kind was or is required to supplement the Proxy Statement under applicable laws.

Supplemental Disclosure to the Proxy Statement

The additional disclosures (the “supplemental disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be reviewed in conjunction with the disclosures contained in the Proxy Statement, which in turn should be carefully read in its entirety. To the extent information set forth in the supplemental disclosures differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede the applicable information contained in the Proxy Statement. All page references are to the Proxy Statement, and capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Proxy Statement.

1.	The second paragraph of the section of the Proxy Statement entitled “The Merger—Opinion of Centerview Partners LLC—SpinCo Discounted Cash Flow Analysis” is hereby amended and restated as follows (with the new text underlined):

For purposes of the analysis of the net present value of the future cash flows of SpinCo, Centerview calculated a range of equity values for 0.25 of a share of SpinCo common stock by (a) discounting to present value as of June 30, 2024 using discount rates ranging from 14.0% to 16.0% (reflecting Centerview’s analysis of SpinCo’s expected weighted average cost of capital and based on other considerations that Centerview deemed relevant in its professional judgment and experience) and using a mid-year convention: (i) the forecasted risk-adjusted, after-tax unlevered free cash flows of SpinCo over the period beginning on June 30, 2024 and ending on December 31, 2043, utilized by Centerview based on the Management Forecasts, (ii) an implied terminal value of SpinCo, calculated by Centerview, based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, by assuming that unlevered free cash flows would decline in perpetuity after December 31, 2043 at a rate of free cash flow decline of 60% year over year (with the exception of platform cash flows for which a 0% perpetuity growth rate was assumed), and (iii) tax savings from usage of SpinCo’s federal net operating losses from SpinCo’s estimated future losses, as set forth in the Management Forecasts, and (b) adding to the foregoing results SpinCo’s estimated net cash of $200 million, assuming SpinCo is capitalized with $200 million in cash and no debt, as of June 30, 2024, and the net present value of the estimated costs of an assumed $150 million equity raise in 2025 and $300 million equity raise in each of 2026 and 2027, as set forth in the Internal Data. Centerview divided the result of the foregoing calculations by the number of fully diluted outstanding shares of estimated SpinCo common stock (determined using the treasury stock method and taking into account the dilutive impact of warrants on the then-existing terms and 8% of shares of SpinCo common stock to be retained by the Company, and assuming no exercise of Company options receiving SpinCo common stock, as instructed by Company management) as of January 18, 2024, based on the Internal Data, resulting in a range of implied equity values per 0.25 of a share of SpinCo common stock of $5.85 to $7.95 rounded to the nearest $0.05.

2.	The section of the Proxy Statement entitled “The Merger—Opinion of Centerview Partners LLC—Company Discounted Cash Flow Analysis” is hereby amended and restated as follows (with the new text underlined and the stricken text removed):

Centerview performed a discounted cash flow analysis of the Company based on the Management Forecasts.

In performing this analysis, Centerview calculated a range of per share of Company common stock equity values by (a) discounting to present value as of June 30, 2024 using discount rates ranging from 12.5% to 14.5% (reflecting Centerview’s analysis of the Company’s weighted average cost of capital and based on other considerations that Centerview deemed relevant in its professional judgment) and using a mid-year convention: (i) the forecasted risk-adjusted, after-tax unlevered free cash flows of the Company over the period beginning on June 30, 2024 and ending on December 31, 2043, utilized by Centerview based on the Management Forecasts, (ii) an implied terminal value of the Company, calculated by Centerview by assuming that unlevered free cash flows would decline in perpetuity after December 31, 2043 at a rate of free cash flow decline of 60% year over year (with the exception of platform cash flows for which a 0% perpetuity growth rate was assumed), and (iii) tax savings from usage of the Company’s estimated federal net operating losses of $300 million as of December 31, 2023 and the Company’s estimated future losses, as set forth in the Management Forecasts, (b) subtracting from the foregoing results the Company’s estimated net debt of $125 million as of June 30, 2024, and (c) adding the net present value of the estimated costs of an assumed $500 million equity raise in 2024, $250 million equity raise in 2025, $500 million equity raise in 2026 and $250 million equity raise in 2027, as set forth in the Internal Data. Centerview divided the result of the foregoing calculations by the number of fully diluted outstanding shares of Company common stock (calculated based on approximately 47.4 million basic shares outstanding and, using the treasury stock method, the dilutive impact of approximately 6.5 million options outstanding with a weighted average exercise price of $23.23, approximately 7.4 thousand warrants with an exercise price of $17.00, approximately 40.0 thousand warrants with an exercise price of $45.00 and approximately 6.7 million pre-funded warrants with an exercise price of $0.0001 ~~determined using the treasury stock method and taking into account the dilutive impact of outstanding in-the-money options and warrants~~) as of January 18, 2024, based on the Internal Data, resulting in a range of implied equity values per share of Company common stock of $27.45 to $35.70 rounded to the nearest $0.05.

Centerview then compared this range to the Implied Consideration Value of $35.45 to $40.00 per share of Company common stock to be paid to the holders of shares of Company common stock (other than Excluded Shares) pursuant to the Merger Agreement, the Distribution Agreement and the CVR Agreement.

3.	The section of the Proxy Statement entitled “The Merger—Opinion of Centerview Partners LLC— Analyst Price Target Analysis” is hereby amended and restated as follows (with the new text underlined):

Centerview reviewed stock price targets for the shares of Company common stock in four recently published, publicly available Wall Street research analyst reports as of January 22, 2024 (the last trading day before the public announcement of the Transactions), which indicated low and high stock price targets for the Company ranging from $27.00 to $60.00 per share of Company common stock and a median price target of $45.00 per share of Company common stock.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements about Sanofi’s proposed acquisition of the Company and INBRX-101, and the Company’s related spin-off of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109, its existing pipeline and corporate infrastructure, which involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by the Company’s stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the integration of the Company and Sanofi will be more difficult, time consuming or costly than expected; risks and costs relating to the separation of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109 and the consummation of the spin-off in the anticipated timeframe or at all; changes to the configuration of the INBRX-105, INBRX-106 and INBRX-109 businesses included in the separation if implemented; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operation; negative effects of this announcement or the consummation of the proposed transaction on the market price of the Company’s shares of common stock and/or operating results; significant transaction costs; risks associated with the discovery of unknown liabilities prior to or after the closing of the proposed transactions; the risk of litigation and/or regulatory actions related to the proposed transactions or the Company’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; the conflicts in the Ukraine and the Middle East; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals. Important factors, risks and uncertainties that could cause actual results to differ materially from such forward looking statements also include but are not limited to the initiation, timing, progress and results of the Company’s research and development programs as well as the Company’s preclinical studies and clinical trials; the Company’s ability to advance therapeutic candidates into, and successfully complete, clinical trials; the Company’s interpretation of initial, interim or preliminary data from the Company’s clinical trials, including interpretations regarding disease control and disease response; the timing or likelihood of regulatory filings and approvals, including whether any product candidate, receives approval from the FDA, or similar regulatory authority, for an accelerated approval process; the commercialization of the Company’s therapeutic candidates, if approved; the pricing, coverage and reimbursement of the Company’s therapeutic candidates, if approved; the Company’s ability to utilize the Company’s technology platform to generate and advance additional therapeutic candidates; the implementation of the Company’s business model and strategic plans for the Company’s business and therapeutic candidates; the Company’s ability to successfully manufacture the Company’s therapeutic candidates for clinical trials and commercial use, if approved; the Company’s ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the scope of protection the Company is able to establish and maintain for intellectual property rights covering the Company’s therapeutic candidates; the Company’s ability to enter into strategic partnerships and the potential benefits of such partnerships; the Company’s estimates regarding expenses, capital requirements and needs for additional financing; the ability to raise funds needed to satisfy the Company’s capital requirements, which may depend on financial, economic and market conditions and other factors, over which the Company may have no or limited control; the Company’s financial performance; the Company’s and the Company’s third party partners’ and service providers’ ability to continue operations and advance the Company’s therapeutic candidates through clinical trials and the ability of the Company’s third party manufacturers to provide the required raw materials, antibodies and other biologics for the Company’s preclinical research and clinical trials in light of current market conditions or any pandemics, regional conflicts, sanctions, labor conditions, geopolitical events, natural disasters or extreme weather events; the ability to retain the continued service of the Company’s key professionals and to identify, hire and retain additional qualified professionals; and developments relating to the Company’s competitors and the Company’s industry; and other risks described from time to time in the “Risk Factors” section of its filings with the U.S. Securities and Exchange Commission, including those described in its Annual Report on Form 10-K as well as its Quarterly Reports on Form 10-Q, and supplemented from time to time by its Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction involving the Company, Sanofi and the other parties to the Merger Agreement. The Company filed the definitive proxy statement on April 26, 2024, which was mailed to the Company’s stockholders of record as of April 24, 2024 in connection with the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Company’s annual meeting of stockholders to approve the proposed acquisition or other responses in relation to the proposed acquisition should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on the Company’s website at https://www.inhibrx.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

The Company, its respective directors and certain of their respective executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from stockholders of the Company with respect to the potential transaction. Information about the identity of Company’s (i) directors is set forth in the section entitled “Our Board of Directors” on page 153 of Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2024 (the “2024 10-K”) (and available here) and (ii) executive officers is set forth in the section entitled “Our Executive Officers” on page 157 of the 2024 10-K (and available here). Information about the compensation of Company’s non-employee directors is set forth in the section entitled “Non-Employee Director Compensation Policy” starting on page 158 of the 2024 10-K (and available here). Information about the compensation of Company’s named executive officers is set forth in the section entitled “Executive Compensation” starting on page 158 of the 2024 10-K (and available here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “Certain Relationships and Related Party Transactions” on page 171 of the 2024 10-K (and available here). Information about the beneficial ownership of Company securities by Company’s directors and named executive officers is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” starting on page 118 of the definitive proxy statement (and available here). Other information regarding certain participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise are contained in the section entitled “Interests of Certain Persons in the Merger and the Spin-Off” beginning on page 60 of the definitive proxy statement (and available here).

Any change of the holdings of the Company’s securities by its directors or executive officers from the amounts set forth in the 2024 10-K have been reflected in the following Statements of Beneficial Ownership on Form 4 filed with the SEC: Forms 4, filed by Kelly Deck, with the filing of the Company on March 6, 2024, March 12, 2024, March 15, 2024, March 22, 2024, March 28, 2024 and May 8, 2024; Forms 4, filed by Brendan Eckelman, with the filing of the Company on March 12, 2024 and March 15, 2024. As of May 17, 2024, the “participants” set forth above “beneficially owned” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) less than 1% of shares of common stock, par value $0.0001 share, of the Company.

Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.inhibrx.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INHIBRX, INC.

Date: May 17, 2024	By:	/s/ Kelly Deck
	Name:	Kelly Deck
	Title:	Chief Financial Officer

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